UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/19/2006

Cambridge Display Technology, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51079

Delaware	13-4085264
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

c/o Cambridge Display Technology Limited
2020 Cambourne Business Park
Cambourne
CB23 6DW
(Address of principal executive offices, including zip code)

011 44 1954 713600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

On December 19, 2006, Cambridge Display Technology, Inc. (the "Company") approved an amendment (the "Amendment") to vary the terms of the Company's Special Bonus Plan (the "Special Bonus Plan"). The Special Bonus Plan is filed as Exhibit 10.42 to Amendment No. 5 to the Company's Registration Statement on Form S-1 filed on December 15, 2004.

Under the terms of the Amendment, the Compensation Committee of the Company's Board of Directors is now permitted to grant forfeited restricted stock units originally issued pursuant to the Special Bonus Plan to other employees. In addition, the Compensation Committee is permitted to allow shares to be granted to employees with any grant date to vest in line with all other Special Bonus Plan awards.

The foregoing description is only a summary and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1.

(e) Compensatory Arrangements of Certain Officers

The employment agreement of James Veninger, Vice-President Technology Development, which commenced on November 1, 2006, which is filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated October 27, 2006, has been amended, effective December 20, 2006, to increase Mr. Veninger's salary to 160,000 pounds sterling (or $313,600 at an exchange rate of 1.96 dollars to 1 pound sterling as published in the Financial Times of London for December 22, 2006).

Item 8.01.    Other Events

Sales of Stock by Officers to Settle Tax Liabilities

On December 26, 2006 and pursuant to the Special Bonus Plan, the Company issued 200,295 shares of its common stock to four employees (the "Recipients"), including an issue of 140,000 shares to David Fyfe, Chief Executive Officer and 48,000 shares to S. B. Cha, Vice-President, Commercial, in exchange for restricted stock unit awards which had been made in December 2004. Under the terms of the Special Bonus Plan, once these shares are issued, the Recipients are required to make arrangements to settle tax liabilities. On December 26, 2006, the Recipients sold, in the aggregate, 73,323 shares to settle such tax liabilities. David Fyfe, Chief Executive Officer and S. B. Cha, Vice-President, Commercial, sold 49,400 and 19,083 shares respectively. All the proceeds of these sales are being remitted to the appropriate taxing authorities.

Under the terms of the Special Bonus Plan, the remaining shares issued and to be issued under the Special Bonus Plan may not be sold until November, 24, 2009, unless certain conditions are met.

Item 9.01.    Financial Statements and Exhibits

10.1 Amendment to the Special Bonus Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cambridge Display Technology, Inc.

Date: December 26, 2006	By:	/s/ Michael Black
Michael Black
Vice-President, Finance

Exhibit Index

Exhibit No.	Description
EX-10.1	Amended Special Bonus Plan